UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2011
FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11307-01 (Commission File Number)	74-2480931 (I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ (Address of principal executive offices)	85004-4414 (Zip Code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Freeport-McMoRan Copper & Gold Inc. (“FCX”) issued a press release dated September 21, 2011 updating the status of PT Freeport Indonesia’s (“PT-FI”) Grasberg operations in Papua, Indonesia following a labor strike which began on September 15, 2011 (see Exhibit 99.1).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.
By:	/s/L. Richards McMillan, II
L. Richards McMillan, II
Senior Vice President and General Counsel (authorized signatory)

Date: September 21, 2011

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number
99.1	Press Release dated September 21, 2011, titled “Freeport-McMoRan Copper & Gold Inc. Announces Impacts From PT-FI Labor Strike.”